United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Pinhas Sapir St., Floor 2 Ness Ziona, Israel	7414002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 723942377

Chardan Healthcare Acquisition Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	PHGE.U	NYSE American
Shares of Common Stock, $0.0001 par value, included as part of the Units	PHGE	NYSE American
Warrants included as part of the Units	PHGE.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K filed by BiomX Inc. (the “Company”) on November 1, 2019 (the “Original Report”), as amended and supplemented by a Current Report on Form 8-K/A filed by the Company on November 4, 2019 (“Amendment No. 1”), the Company acquired all of the outstanding shares of BiomX Ltd. (“BiomX”) pursuant to that certain merger agreement, dated as of July 16, 2019 and amended as of October 11, 2019 (the “Business Combination”). On October 16, 2019, the Company filed its Quarterly Report on Form 10-Q for the first quarter ending September 30, 2019. BiomX was not a consolidated subsidiary of the Company. In connection with closing of the Business Combination, the Company changed its fiscal year and consolidated BiomX.

This Current Report on Form 8-K/A (“Amendment No. 2”) is being filed to (i) amend and supplement the Original Report and Amendment No. 1, (ii) file BiomX’s unaudited interim financial statements as of September 30, 2019 and for the three and nine months ended September 30, 2019 and 2018, as required by Item 9.01 of Form 8-K and (iii) report the reconstitution of the Audit Committee.

This Amendment No. 2 should be read in conjunction with the Original Report and Amendment No. 1. Capitalized terms used but not defined herein have the meanings given to such terms in the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On November 11, 2019, the Board of Directors appointed Russell Greig to replace Erez Chimovits as a member of the Audit Committee. The members of the Audit Committee are Lynne Sullivan, Dr. Gbola Amusa and Russell Greig, each of whom is an independent director under NYSE American Stock Exchange’s listing standards and satisfies the additional independence requirements of Rule 10A-3 of the Exchange Act. Lynn Sullivan continues to serve as the Chairperson of the Audit Committee.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

In accordance with Item 9.01(a), BiomX’s audited financial statements for the year ended December 31, 2018 and 2017 were attached as Exhibit 99.2 to the Original Report and are incorporated by reference herein.

BiomX’s unaudited interim consolidated financial statements as of September 30, 2019 and for the three and nine months ended September 30, 2019 and 2018 are attached hereto as Exhibit 99.2.

(d) Exhibits

Exhibit	Description

99.1	Audited Financial Statements of BiomX Ltd. (Incorporated by reference to Exhibit 99.2 to the registrant’s Current Report on Form 8-K filed by the registrant on November 1, 2019)

99.2	Unaudited Interim Consolidated Financial Statements of BiomX Ltd.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

November 13, 2019	By:	/s/ Jonathan Solomon
Name: Jonathan Solomon
Title: Chief Executive Officer

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